UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/31/2011

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32349

Bermuda
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

441 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Signet Jewelers Limited - Voting Rights and Capital

In accordance with Disclosure and Transparency Rule 5.6.1, Signet Jewelers Limited (the "Company") announces the following:

On 31 May 2011 the Company has an issued share capital of 86,851,357 common shares of US$0.18 each, consisting of 17,358 shares held in Treasury.

Therefore, the total number of voting rights in the Company is 86,833,999.

The above figure of 86,833,999 may be used by shareholders as the denominator when calculating their interests in the Company, for the purpose of determining whether they are required to notify their interest, or a change to their interest, under the FSA's Disclosure and Transparency Rules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date: May 31, 2011	By:	/s/ Mark A Jenkins
Mark A Jenkins
Group Company Secretary